Supplement, dated March 25, 2013

to Prospectuses dated May 1, 2000

SUPPLEMENT

to the Prospectuses of

American Separate Accounts No. 2 and No. 3

This Supplement describes changes to the investment alternatives offered under your policy or contract.  Please read it carefully and retain it for future reference with the Prospectuses for Separate Accounts No. 2 and No. 3.

As you have been previously notified, Mutual of America Life Insurance Company (the “Company”), on behalf of Wilton Reassurance Life Company of New York, filed a substitution application with the Securities and Exchange Commission (the “SEC”) for an order permitting the replacement of certain investment alternatives under your policy or contract (the “Replaced Funds”) with certain other investment alternatives (the “Replacement Funds”), as follows:

Replaced Funds	Replacement Funds

Class A Shares of the DWS Bond VIP Fund of the DWS Variable Series I	Shares of the Mutual of America Bond Fund of the Mutual of America Investment Corporation

Class A Shares of the DWS International VIP Fund of the DWS Variable Series I	Shares of the Vanguard International Portfolio of the Vanguard Variable Insurance Fund

The Replacement Funds have similar investment objectives and strategies as their respective Replaced Funds.  Please refer to the prospectuses of the Replaced Funds and Mutual of America Bond Fund dated May 1, 2012 that we have previously provided to you for more information.  As part of the substitution, the Vanguard International Portfolio has been added to the Separate Account and you have been provided with a current prospectus for that fund.

The substitution application was granted by order of the Securities and Exchange Commission dated December 31, 2012 and has taken place on March 22, 2013.  Should you not wish for the substitution to automatically transfer your assets as shown above, you may transfer your assets from a Replaced Fund at any time prior to March 22, 2013, or you may transfer them thereafter if you do not wish to remain in a Replacement Fund, with no fee or charge.

The substitution has taken place on March 22, 2013, and any Account Value that you had in a Replaced Fund on that date was automatically transferred to the corresponding Replacement Fund pursuant to the substitution order mentioned above.  Should you not want your entire Account Value that was automatically transferred to the respective Replacement Funds on March 22, 2013, to remain in such Replacement Funds, you may transfer all or a portion of such Account Value to any other investment alternative available under your contract, or to a new provider. There are no charges or restrictions (other than restrictions under frequent transfer policies) in connection with the transfer among or withdrawal from any of the investment alternatives available under your policy or contract.  You may contact us at 1-800-468-3785 with any questions regarding the implementation of the substitution order.

The Company has borne all expenses related to such substitutions, and there will be no tax consequences for you.  The Company carried out the substitutions by redeeming the shares of the Replaced Funds and purchasing the shares of the Replacement Funds, both at their respective net asset values on March 22, 2013.  Any Account Value that you had allocated to a subaccount investing in a Replaced Fund on the Substitution Date was transferred to the subaccount investing in the corresponding Replacement Fund and any allocations designated to a Replaced Fund were automatically allocated to the corresponding Replacement Fund.  While your Account Value will not change as a result of these substitutions, the number of units you receive in the Replacement Funds may be different from the number of units you held in the Replaced Funds.

You have been previously provided with the current prospectus of the Mutual of America Bond Fund and the have been recently provided with the current prospectus of the Vanguard International Portfolio of the Vanguard Variable Insurance Fund.  You can also obtain a copy of these prospectuses by visiting our website at mutualofamerica.com, or by calling 1-800-468-3785.